Exhibit 10.23
FIFTH AMENDMENT
TO THE SUNRISE ASSISTED LIVING
EXECUTIVE DEFERRED COMPENSATION PLAN
               WHEREAS, Sunrise Senior Living, Inc. (the “Company”) maintains the Sunrise Senior Living Executive Deferred Compensation Plan (the “Plan”); and
               WHEREAS, the Company desires to amend the Plan to (i) document compliance with various Internal Revenue Service transitional rules for implementing the new deferred compensation rules under Section 409A of the Internal Revenue Code and (ii) make other related changes; and
               WHEREAS, the Company has reserved the right in Plan Section 12.1 to amend the Plan at any time.
               NOW, THEREFORE, the Plan is hereby amended, effective December 31, 2007 (or other date set out herein), as follows:
               1.     The last sentence of Section 6.1 of the Plan is hereby amended in its entirety to read as follows:
“Notwithstanding any other provision of this Plan to the contrary, for any Participant who made Annual Deferrals (or became vested in employer contribution credits) after 2004 and retires —
(a)	prior to 2007, distribution of his or her vested Deferral Account shall be made (or commence) as of the later of January, 2007 or six (6) months following the date of his or her Retirement (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A of the Internal Revenue Code, such later date as the Participant may elect),

(b)	during 2007, distribution of his or her vested Deferral Account shall be made (or commence) as of the later of January, 2008 or six (6) months following the date of his or her Retirement (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal

Revenue Service guidance under Section 409A, such later date as the Participant may elect); or

(c)	during 2008, distribution of his or her vested Deferral Account shall be made (or commence) as of the later of January, 2009 or six (6) months following the date of his or her Retirement (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A, such later date as the Participant may elect).”
               2.     The last sentence of Section 6.3 of the Plan is hereby amended in its entirety to read as follows:
“Notwithstanding any other provision of this Plan to the contrary, for any Participant who —
(a)	made Annual Deferrals (or became vested in employer contribution credits) after 2004 and had a Termination of Employment in 2005, distribution of his or her vested Deferral Account shall be made in a single lump sum payment as of the later of January, 2006 or six (6) months following the date of his or her termination (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A of the Internal Revenue Code, such later date as the Participant may elect);

(b)	made Annual Deferrals (or became vested in employer contribution credits) after 2004 and had a Termination of Employment in 2006, distribution of his or her vested Deferral Account shall be made in a single lump sum payment as of the later of January, 2007 or six (6) months following the date of his or her termination (or, as permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A, such later date as the Participant may elect);

(c)	made Annual Deferrals (or became vested in employer contribution credits) after 2004 and had a Termination of Employment in 2007, distribution of his or her vested Deferral Account shall be made in a single lump sum payment as of the later of January, 2008 or six (6) months following the date of his or her termination (or, as permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A, such later date as the Participant may elect); or

(d)	made Annual Deferrals (or became vested in employer contribution credits) after 2004 and had a Termination of Employment in 2008, distribution of his or her vested Deferral Account shall be made in a single lump sum payment as of the later of January, 2009 or six (6) months following the date of his or her termination (or, as permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A, such later date as the Participant may elect).”
               3.     The last sentence of Section 7.1 of the Plan is hereby amended in its entirety to read as follows:
“Notwithstanding the foregoing, for any Participant who made Annual Deferrals (or became vested in employer contribution credits) after 2004 and dies —
(a)	prior to 2007, distribution of the Participant’s vested Deferral Account shall be made in a single lump sum payment as of January, 2007 (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A of the Internal Revenue Code, in 5, 10 or 15 annual installments and/or at such earlier or later date as the Beneficiary may elect);

(b)	during 2007, distribution of the Participant’s vested Deferral Account shall be made in a single lump sum payment as of January, 2008 (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A, in 5, 10 or 15 annual installments and/or at such earlier or later date as the Beneficiary may elect); or

(c)	during 2008, distribution of the Participant’s vested Deferral Account shall be made in a single lump sum payment as of January, 2008 (or, to the extent permitted by the Deferred Compensation Committee consistent with Internal Revenue Service guidance under Section 409A, in 5, 10 or 15 annual installments and/or at such earlier or later date as the Beneficiary may elect).”
               4.     The Plan, as amended herein, is hereby ratified and affirmed in all other respects.

               IN WITNESS WHEREOF, Sunrise Senior Living, Inc. has caused this Fifth Amendment to be executed by its duly authorized officer, this 28th day of November, 2007.

SUNRISE SENIOR LIVING, INC.
By:	/s/ Lou Baviello

Title:	Vice President — Compensation and
Benefits